SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO. ____)

Filed by the Registrant                              |X|
Filed by a Party other than the Registrant           |_|

Check the appropriate box:
|_|   Preliminary Proxy Statement
|_|   Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2))
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                           PROFESSIONAL BANCORP, INC.
                           --------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

|X|  No fee required.

|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1) Title of each class of securities to which transaction applies:

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     2) Aggregate number of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     5) Total fee paid:

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|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


     1)   Amount Previously Paid:
                                 -----------------------------------------------

     2)   Form, Schedule or Registration Statement No.:
                                                       -------------------------

     3)   Filing Party:
                       ---------------------------------------------------------

     4)   Date Filed:
                     -----------------------------------------------------------

                           PROFESSIONAL BANCORP, INC.
                                  606 BROADWAY
                         SANTA MONICA, CALIFORNIA 90401
                                 ---------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 13, 1998
                                 ---------------


Dear Professional Bancorp, Inc. Shareholders:

         The Annual Meeting of Shareholders of PROFESSIONAL BANCORP, INC. (the "Company") will be held at the Miramar Sheraton Hotel, 101 Wilshire Boulevard, Santa Monica, California 90401, on Wednesday, May 13, 1998 at 5:00 p.m., Pacific Standard Time, for the purpose of considering and voting upon the following matters:

         1. ELECTION OF DIRECTORS. The election of the following seven persons to the Board of Directors to serve until the 1999 Annual Meeting of Shareholders and until their successors are elected and have qualified:

            Richard A. Berger                           Ray T. Oyakawa, M.D.
            Ronald L. Katz, M.D.                        Lynn O. Poulson
            James A. Markley, Jr.                       Julie P. Thompson
            Walter T. Mullikin, M.D.

         2. APPROVAL OF 1998 STOCK OPTION PLAN. The approval of the Professional Bancorp 1998 Stock Option Plan relating to stock option grants for executive officers, key employees and directors.

         3. RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS. Ratification of the appointment of KPMG Peat Marwick LLP as independent public accountants for the Company for the 1998 fiscal year.

         4. OTHER BUSINESS. The transaction of such other business as may properly come before the meeting and any adjournment(s) thereof.

         YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE OF "AUTHORITY GIVEN" ON PROPOSAL 1 AND A VOTE "FOR" ON PROPOSALS 2 AND 3.

         Shareholders of record at the close of business on March 31, 1998 are entitled to notice of, and to vote at, the meeting and any adjournment(s) thereof.

                                              By Order of the Board of Directors

                                              JULIE P. THOMPSON
                                              Chairman of the Board

Dated:  April 13, 1998

                             YOUR VOTE IS IMPORTANT

         WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE VOTE BY SIGNING AND DATING THE ENCLOSED PROXY CARD AND MAILING IT PROMPTLY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

The Bylaws of the Company provides for the nomination of directors in the following manner:

         "SECTION 3.3. NOMINATIONS OF DIRECTORS. Nominees for election to the Board shall be selected by the Board or a committee of the Board to which the Board has delegated the authority to make such selections pursuant to Section
3.11 of these Bylaws. Effective May 1, 1990, the Board or such committee, as the case may be, will consider written recommendations from shareholders for nominees for election to the Board provided such recommendations, together with
(i) such information regarding each nominee as would be required to be included in a proxy statement filed pursuant to the Exchange Act, (ii) a description of all arrangements or other understandings among the recommending shareholders and each nominee and any other person with respect to such nomination, and (iii) the consent of each nominee to serve as a director are received by the Secretary of the Corporation, in the case of an annual meeting of shareholders, not later than the date specified in the most recent proxy statement of the Corporation as the date by which shareholder proposals for consideration at the next annual meeting of shareholders must be received, and, in the case of a special meeting of shareholders, not later than the tenth day after the giving of notice of such meeting. Only persons duly nominated for election to the Board in accordance with this Section 3.3 and persons with respect to whose nominations proxies have been solicited pursuant to the proxy statement filed pursuant to the Exchange Act shall be eligible for election to the Board. Each notice to shareholders of a meeting of shareholders at which directors are to be elected shall contain a statement to the effect set forth in this Section 3.3."

                           PROFESSIONAL BANCORP, INC.
                                  606 BROADWAY
                         SANTA MONICA, CALIFORNIA 90401
                                 --------------

                                 PROXY STATEMENT
                                 --------------

                         ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 13, 1998
                                 --------------


                                  INTRODUCTION

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Professional Bancorp, Inc. (the "Company") for use at the Annual Meeting of Shareholders (the "Meeting"). The Meeting will be held at the Miramar Sheraton Hotel, 101 Wilshire Boulevard, Santa Monica, California 90401, on Wednesday, May 13, 1998 at 5:00 p.m., Pacific Standard Time. These proxy materials are first being mailed to shareholders on or about April 13, 1998.

                                    THE PROXY

PROXY

         The Board of Directors solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting. A form of proxy for voting your shares at the Meeting is enclosed. When you properly execute and return your proxy, the shares it represents will be voted at the Meeting in accordance with your instructions on the proxy. If no instruction is specified on the proxy with respect to a proposal to be acted upon, the shares represented by your executed proxy will be voted (1) in favor of the election of the seven director nominees set forth herein, (2) for the approval of the 1998 Stock Option Plan, and (3) for the ratification of the appointment of KPMG Peat Marwick LLP as independent public accountants for the 1998 fiscal year. If any other business is properly presented at the Meeting, your proxy will be voted in accordance with the recommendations of the Board.

REVOCABILITY OF PROXIES

         You may revoke your proxy at any time before it is exercised by (i) filing with the Secretary of the Company a written notice of revocation of your proxy; (ii) submitting a duly executed proxy bearing a later date; or (iii) voting in person at the Meeting.

PERSONS MAKING THE SOLICITATION

         This solicitation of proxies is being made by the Board of Directors of the Company. The expense of preparing, assembling, printing and mailing this Proxy Statement and the materials used in the solicitation of proxies will be borne by the Company. It is contemplated that proxies will be solicited principally through the use of the mail, but officers, directors and employees of the Company and its wholly-owned subsidiary, First Professional Bank, N.A. (the "Bank"), may solicit proxies personally or by telephone or facsimile, for which no compensation will be paid. Although there is no formal agreement to do so, the Company may reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding these proxy materials to shareholders whose shares of the Company's Common Stock are held of record by such entities.

                          VOTING SECURITIES AND VOTING

RECORD DATE

         The Board of Directors has fixed the close of business on March 31, 1998 as the record date for determining the shareholders entitled to notice of and to vote at the Meeting (the "Record Date"). There were 1,745,962 shares of the Company's common stock (the "Common Stock") issued and outstanding on the Record Date.

VOTING

         You are entitled to one vote for each share of Common Stock you owned of record on the books of the Company as of the Record Date on any matter submitted to a shareholder vote at the Meeting. However, in connection with the election of directors, shares may be voted cumulatively if a shareholder present and voting at the Meeting gives notice at the Meeting prior to the voting of his or her intention to vote cumulatively. If any shareholder gives such notice, all shareholders may cumulate their votes for director nominees. Cumulative voting means that you have the right to vote the number of shares you owned as of the Record Date, multiplied by the number of directors to be elected (seven). You may cast this total number of votes for one nominee or the votes may be distributed among nominees in any manner you see fit. If cumulative voting is declared at the Meeting, votes represented by proxies delivered pursuant to this Proxy Statement may be cumulated in the discretion of the proxy holders, in accordance with the recommendations of the Board, and discretionary authority to do so is included in the proxy.

VOTE REQUIRED

         At the Meeting, directors will be elected by a plurality of the votes cast. Therefore, the seven nominees receiving the highest number of affirmative votes shall be elected directors of the Company. The actual number of directors elected may be less than seven in the event that fewer than seven nominees receive any affirmative votes under the rules of cumulative voting. Each other matter presented at the Meeting will be decided by a majority of the votes cast on that matter.

QUORUM REQUIREMENT

         The presence, in person or by proxy, of the holders of at least a majority of the total number of outstanding shares of Common Stock is necessary to constitute a quorum at the Meeting.

METHOD OF COUNTING VOTES

         Shares represented by proxies which are marked "authority withheld" or proxies marked to deny discretionary authority with respect to the election of any one or more nominees for election as directors will be counted for the purpose of determining the number of shares represented at the meeting, but will not be considered as a vote for or as a vote against the respective nominee(s). Shares voted on one proposal but not all proposals on the proxies returned by brokers will be counted for the purpose of determining the number of shares represented at the meeting, but will not be considered as a vote for or against any matter not voted on. Abstentions will also be counted for the purpose of determining the number of shares represented at the meeting, but will not be considered as a vote for or against any matter as to which the abstention is effective.

                                    PROPOSALS

PROPOSAL 1 - ELECTION OF DIRECTORS
----------------------------------

NOMINEES

         The Company's directors are elected each year at the Annual Meeting by the shareholders. The seven persons named below have been nominated by the Board for election as directors to serve until the 1999 Annual Meeting of Shareholders and until their successors are elected and have qualified. All of the director nominees are independent, meaning that they are not executive officers, employees or consultants of the Company or First Professional Bank, N.A., the Company's wholly-owned subsidiary (the "Bank"). All of the nominees are currently directors of the Company and the Bank.


                                                                       YEAR           YEAR
                                        BUSINESS EXPERIENCE          ELECTED        ELECTED          BOARD
                                         DURING THE PAST           DIRECTOR OF    DIRECTOR OF      COMMITTEE
NAME AND ADDRESS            AGE            FIVE YEARS              THE COMPANY       BANK         MEMBERSHIP
----------------            ---            ----------              -----------       ----         ----------



Richard A. Berger
45495 Osage Court            66    President, Richard A. Berger &        1982        1982       Audit (Chair);
Indian Wells, CA  92210            Assoc. (Real Estate Investments);                            Bank Community
                                   Realtor, Fred Sands Desert Realty                            Reinvestment Act

Ronald L. Katz, M.D.         65    Chairman and Professor of             1982        1982       Asset/Liability
1200 N. State Street               Anesthesiology, USC Medical                                  Management and
Suite 14901                        Center; Professor (until June,                               Investment
Los Angeles, CA 90033              1995) and Chairman (until June,
                                   1990) of Anesthesiology, UCLA
                                   Medical Center

James A. Markley, Jr.        77    Consultant, Countrywide               1997        1997       Audit
312 Walnut St., Suite 2100         Investment Company (since
Cincinnati, OH  45202              February, 1997); former
                                   President, Leshner Financial, Inc.
                                   (financial services holding
                                   company) (until February, 1997);
                                   formerly President and Chairman
                                   of the Board of The Provident
                                   Bank, Cincinnati, Ohio; Director
                                   of Sycamore National Bank

Walter T. Mullikin, M.D.     80    Director of MedPartners Inc.;         1997        1997       Asset/Liability
MedPartners/Mullikin               Director of Health Net (HMO);                                Management and
5000 Airport Plaza Drive           former Chairman of the Board                                 Investment
Long Beach, CA  90815              and President of Mullikin Medical
                                   Enterprises (until November,
                                   1995)

Ray T. Oyakawa, M.D.         50    Chairman of the Board and           1987-3/96   1987-3/96    Audit;
5670 Wilshire Blvd.                former Chief Executive Officer,      7/96         7/96       Compensation
Suite 2350                         Pacific EyeNet, Inc., (physician                             (Chair); Executive
Los Angeles, CA  90036             practice management company);                                Loan Committee
                                   Director and President of Pacific
                                   EyeNet, Inc., A Medical Group
                                   (a single specialty physician
                                   practice company); President,
                                   Ray T. Oyakawa, M.D., Inc.
                                   (until December, 1993)

Lynn O. Poulson              60    President of Johnson, Poulson,        1982        1982       Compensation;
10880 Wilshire Blvd.               Coons & Slater (law firm);                                   Executive Loan
Suite 1100                         Secretary, Professional Bancorp,                             Committee
Los Angeles, CA  90024             Inc. (since May, 1997)

Julie P. Thompson,           39    Chairman of the Board, First         1996        1996        Compensation;
Chairman of the Board              Professional Bank, N.A.;                                     Asset/Liability
1640 Marengo Street                President and Chief Executive                                Management and
7th Floor                          Officer, Health Research                                     Investment (Chair);
Los Angeles, CA  90033             Network (Medical Research)                                   Executive Loan
                                                                                                Committee


         The Company's Bylaws provide that the Board shall consist of one or more directors as determined by the Board. The Board has fixed the number at seven. Votes will be cast by the proxy holders in such a way as to effect the election of all seven nominees, or as many thereof as possible under the rules of cumulative voting. In the event that any of the nominees should be unable to serve as a director, it is intended that the proxy will be voted for the election of such substitute nominees, if any, as shall be designated by the Board. The Board has no reason to believe that any of the nominees will be unavailable to serve if elected. Additional nominations can only be made by complying with the notice provision set forth in the Bylaws of the Company, an extract of which is included in the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement. This Bylaw provision is designed to give the Board advance notice of competing nominations, if any, and the qualifications of competing nominees, and may have the effect of precluding third-party nominations if the notice provisions are not followed.

The Board of Directors recommends a vote of "AUTHORITY GIVEN" for all Director nominees.

PROPOSAL 2 - 1998 STOCK OPTION PLAN
-----------------------------------

         The Board of Directors has adopted, subject to shareholder approval, the Professional Bancorp 1998 Stock Option Plan. The 1998 Stock Option Plan is intended to facilitate ownership and increase the interest of executive officers, key employees and directors in the growth and performance of the Company and motivate them to contribute to the Company's future success, thus enhancing the value of the Company for the benefit of all shareholders. The 1998 Plan is also intended to attract talented executives and directors to ensure the continued growth and success of the Company.

         The 1998 Plan provides for the grant of "incentive stock options" as permitted under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), as well as for the grant of non-qualified stock options. The 1998 Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

         The 1998 Plan provides for the issuance of up to 100,000 shares of the Company's Common Stock to directors, officers and key employees of the Company or any subsidiary of the Company (whether or not they are also directors of the Company or any subsidiary), subject to adjustment in the event of certain changes in the capital structure of the Company. No more than 35,000 shares may be issued to all directors of the Company who are not also officers or key employees of the Company or any subsidiary. No options have been granted to date under the 1998 Plan.

         Pursuant to the terms of its Listing Agreement with the American Stock Exchange (the "Exchange"), the Company will list with the Exchange the shares of Common Stock to be acquired under the Options.

                            SUMMARY OF THE 1998 PLAN

         The following description of the 1998 Plan is intended to highlight and summarize the principal terms of the 1998 Plan, and is qualified in its entirety by the text of the 1998 Plan, a copy of which is attached hereto as Exhibit A.

         ADMINISTRATION. The 1998 Plan will be administered by a Stock Option
        ----------------
Committee (the "Committee"), consisting of three or more directors of the Company, appointed from time to time by the Board of Directors. Nonetheless, regardless of whether the Committee is appointed, the Board of Directors may act as the Committee, and any action taken by the Board shall be deemed to be action taken by the Committee. Options may be granted only to directors, officers and key employees of the Company and any subsidiary of the Company. Subject to the express provisions of the 1998 Plan, the Committee is authorized to construe and interpret the 1998 Plan, and make all the determinations necessary or advisable for administration of the 1998 Plan.

         ELIGIBLE PARTICIPANTS. The 1998 Plan provides that all directors,
         ----------------------
officers and key employees of the Company and any subsidiary of the Company are eligible to receive grants of stock options. No more than 35,000 shares may be issued to all directors of the Company who are not also officers or key employees of the Company or any subsidiary. The 1998 Plan provides that if options are granted to directors, officers or key employees who own, directly or indirectly, 10% or more of the Company's outstanding shares, then the minimum option price must be at least 110% of the stock's fair market value on the date of grant, and the term of the option grant may not exceed five years. The number of shares subject to outstanding stock options held by any single optionee may not exceed ten percent (10%) of the total outstanding shares of the same class of the Company unless the option exercise price is at least 110% of fair market value of the shares as of the date of grant. Subject to the foregoing limitations, the Committee is empowered to determine which eligible participants, if any, should receive options, the number of shares subject to each option, and the terms and provisions of the option agreements.

         SHARES SUBJECT TO THE 1998 PLAN. 100,000 shares are covered by the 1998
         --------------------------------
Plan, which will constitute approximately 5.7% of the then issued and outstanding shares if no outstanding options to purchase shares of Common Stock are exercised. Options will be granted at no less than the fair market value of the Company's Common Stock as of the date of grant; provided, however, that in the case of a non-qualified stock option the option exercise price may be not less than the lesser of eighty-five percent (85%) of the fair market value of the Company's stock represented by the options on the date of grant or eighty-five percent (85%) of the fair market value on the date an option is exercised. As of March 31, 1998, the closing price of the Common Stock on the American Stock Exchange was $19-3/8.

         INCENTIVE AND NON-QUALIFIED STOCK OPTIONS. The 1998 Plan provides for
         ------------------------------------------
the grant of both incentive stock options and non-qualified options. Incentive stock options are available only to persons who are employees of the Company or any subsidiary of the Company, and are subject to limitations imposed by applicable sections of the Code, including a $100,000 limit on the aggregate fair market value (determined on the date the options are granted) of shares of the Company's Common Stock with respect to which incentive stock options are exercisable for the first time by an optionee during any calendar year (under the 1998 Plan and all other "incentive stock option" plans of the Company and its subsidiaries, if any). Any options granted under the 1998 Plan which do not meet the limitations for incentive stock options, or which are otherwise not deemed to be incentive stock options, shall be deemed "non-qualified." Subject to the foregoing and other limitations set forth in the 1998 Plan, the exercise price, permissible time or times of exercise, and the remaining terms pertaining to any option are determined by the Committee.

         TERMS AND CONDITIONS OF OPTIONS. Subject to the limitations set forth
         --------------------------------
in the 1998 Plan, options granted thereunder may be exercised in such increments, which need not be equal, and upon such contingencies as the Committee may determine. If an optionee does not exercise an increment of an option in any period during which such increment becomes exercisable, the unexercised increment may be exercised at any time prior to expiration of the option unless the respective stock option agreement provides otherwise.

         Subject to earlier termination as may be provided in any optionee's stock option agreement, options granted under the 1998 Plan will expire on the date fixed at the time the option is granted but not later than ten (10) years from the date of grant. Under the terms of the 1998 Plan, the date of grant is deemed to be either: (i) the date fixed by the Committee to be the date of grant; or (ii) if no such date is fixed, the date on which the Committee made its final determination to grant a stock option.

         Options granted under the 1998 Plan may not be transferred otherwise than by will or by the laws of descent and distribution, and during his or her lifetime, only the optionee or, in the event of the disability of the optionee, his or her guardian or the conservator of his or her estate may exercise the option.

         EXERCISE OF OPTIONS. Subject to the restrictions set forth in the 1998
         --------------------
Plan, an option may be exercised in accordance with the terms of the individual stock option agreement. Full payment by the optionee for all shares as to which the option is being exercised is due and payable at the time of exercise of the option. Payment must be in cash and/or, with the prior written approval of the Committee, and subject to prior regulatory approval, in shares of Common Stock of the Company.

         An option may be exercised with respect to whole shares only, although fractional share interests may be accumulated and exercised from time to time as whole shares during the term of the option. Options may only be exercised with respect to a minimum of ten (10) whole shares, unless the option agreement requires that a larger number of shares be exercised at any one time or unless fewer than ten (10) shares remain subject to the option at the time of exercise. Any shares subject to an option which expires or terminates without being exercised become available again for issuance under the 1998 Plan.

         Neither an eligible participant nor an optionee has any rights as a shareholder with respect to the shares of Common Stock covered by any option which may be or has been granted to such person, and which is thereafter exercised, until date of issuance of the stock certificate by the Company to such person.

         STOCK OPTION AGREEMENT. The 1998 Plan provides that every grant of an
         -----------------------
option will be evidenced by a written stock option agreement executed by the Company and the optionee. Subject to the terms and conditions of the 1998 Plan, the stock option agreement will contain the terms and provisions pertaining to each option so granted, such as exercise price, permissible date or dates of exercise, termination date, and such other terms and conditions as the Committee deems desirable and not inconsistent with the 1998 Plan.

         TERMINATION OF EMPLOYMENT OR AFFILIATION. In the event an optionee
         -----------------------------------------
ceases to be affiliated with the Company or a subsidiary of the Company for any reason other than disability, death or termination for cause, the stock options granted to such optionee shall expire at the earlier of the expiration dates specified for the options, or three (3) months after the optionee ceases to be so affiliated. During such period after cessation of affiliation, the optionee may exercise the option to the extent that it was exercisable as of the date of such termination, and thereafter the option expires in its entirety.

         If an optionee's stock option agreement so provides, and if an optionee's status as an eligible participant is terminated for cause, the option held by such person will expire immediately upon such termination, although the Committee may, in its sole discretion, within thirty (30) days of such termination, reinstate the option. If the option is reinstated, the optionee will be permitted to exercise the option only to the extent, for such time, and upon such terms and conditions as if the optionee's status as an eligible participant had been terminated for a reason other than cause, disability or death, as described above.

         The 1998 Plan, and all stock options previously granted under the 1998 Plan, shall terminate upon the dissolution or liquidation of the Company, upon a consolidation, reorganization, or merger as a result of which the Company is not the surviving corporation, or upon a sale of all or substantially all of the assets of the Company. However, all options theretofore granted may, at the discretion of the Committee, become immediately exercisable in their entirety upon the occurrence of any of the foregoing, and any options not exercised immediately upon the occurrence of any of the foregoing events will terminate unless provision is made for the assumption or substitution thereof. As a result of this acceleration provision, even if an outstanding option were not fully vested as to all increments at the time of the event, that option will become fully vested and exercisable.

         AMENDMENT AND TERMINATION OF THE 1998 PLAN. The Board of Directors of
         -------------------------------------------
the Company may at any time suspend, amend or terminate the 1998 Plan, and may, with the consent of the respective optionee, make such modifications to the terms and conditions of outstanding options as it shall deem advisable. Without shareholder approval, however, the Board of Directors may not materially increase the maximum number of shares of Common Stock which may be issued under the 1998 Plan (except as described under "Adjustments Upon Changes in Capitalization" below), materially increase the number of shares of Common Stock which may be issued at any time under the 1998 Plan to all directors whether or not they are also officers or key employees of the Company or any subsidiary of the Company, change the minimum exercise price, increase the maximum term of options provided for in the 1998 Plan, permit the granting of options to anyone other than eligible participants, materially modify the requirements as to eligibility for participation in the 1998 Plan, or change any provision of the 1998 Plan which would affect the qualification of options granted thereunder as "incentive stock options" within the meaning of Section 422 of the Code. The amendment, suspension or termination of the 1998 Plan will not, without the consent of the optionee, alter or impair any rights or obligations under any outstanding option under the 1998 Plan. Unless previously terminated as described above, the 1998 Plan will terminate ten years from the date the Plan is approved by shareholders.

         ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. The total number of shares
         -------------------------------------------
covered by the 1998 Plan and the price, kind and number of shares subject to outstanding options thereunder, will be appropriately and proportionately adjusted by the Committee if the outstanding shares of Common Stock of the Company are increased, decreased, changed into or exchanged for a different number or kind of shares or securities of the Company through reorganization, merger, recapitalization, reclassification, stock split, stock dividend, stock consolidation or otherwise, without consideration to the Company as provided in the 1998 Plan. Fractional share interests of such adjustments may be accumulated, although no fractional shares of stock will be issued under the 1998 Plan.

         FEDERAL INCOME TAX CONSEQUENCES. Certain stock options to be granted
         --------------------------------
under the 1998 Plan are intended to be "incentive stock options" as defined in
Section 422 of the Code. No income will be recognized by the optionee, and no deduction will be allowed to the Company, by reason of the grant or exercise of an incentive stock option. However, for purposes of the alternative minimum tax, an adjustment increasing alternative minimum taxable income by the amount of the excess of the fair market value of the shares at the time of exercise over the option exercise price must be made. If the optionee does not dispose of the shares of Common Stock received upon exercise of an incentive stock option by payment in cash within two (2) years from the date of the grant of the option or within one (1) year after the transfer of the shares to the optionee, any gain realized by the optionee upon disposition of the shares will be long-term capital gain if the shares constitute a capital asset in the hands of the optionee. No deduction will be available to the Company upon such disposition by the optionee. However, if the optionee disposes of such shares within the two
(2) year period from the date of the grant of the option or within the one (1) year period from the transfer of the shares, gain realized by the optionee upon such disposition will be ordinary income to the extent that the value of the shares received at the date of exercise of the option exceeds the price paid for such shares by the optionee. Such ordinary income will be recognized by the optionee for the tax year in which the optionee disposes of the shares and, under Proposed Treasury Regulations, the Company will be entitled to a deduction in an amount equal to the ordinary income recognized by the optionee for the tax year of the Company in which the optionee recognizes such ordinary income, provided that applicable income tax withholding requirements are satisfied. Gain realized in excess of such ordinary income will be capital gain if the shares constitute a capital asset in the hands of the optionee. Such capital gain will be long-term or short-term depending upon whether the shares are held for more than 12 months prior to the date of disposition. If the optionee disposes of the shares within either the two (2) year period from the date of grant of the option or within one (1) year after the transfer of the shares, any ordinary income recognized by the optionee will not exceed the gain realized on such disposition by the optionee. If the optionee disposes of shares of Common Stock received upon exercise of an option at a loss, such loss will be a capital loss if the shares constitute a capital asset in the hands of the optionee, long-term or short-term depending upon whether the shares are held for more than one (1) year prior to the date of disposition.

         The optionee's basis in shares of Common Stock acquired upon the exercise of an incentive stock option by the transfer to the Company of Common Stock already owned by the optionee is determined, under Proposed Treasury Regulations, by substituting the optionee's basis in the shares of Common Stock transferred to the Company to exercise the option to an equivalent number of shares of Common Stock acquired upon the exercise of the option (the "Substituted Common Stock"). The basis of the remainder, if any, of the shares of Common Stock received upon exercise of the option (the "Non-Substituted Common Stock") will be zero. The Substituted Common Stock will have a holding period which, for purposes of computing whether capital gain or loss is long-term or short-term, includes the holding period of the shares of previously owned Common Stock. The NonSubstituted Common Stock will have a holding period which begins on the date such shares are received. If the optionee does not dispose of the shares of Common Stock received upon exercise of an incentive stock option within two (2) years from the date of the grant of the option or within one (1) year after the transfer of the shares to the optionee, any gain realized by the optionee upon the disposition of the shares will be long-term capital gain. No deduction will be available to the Company upon such disposition by the optionee. However, if the optionee disposes of such shares within the two (2) year period from the date of the grant of the option or within the one (1) year period from the transfer of the shares, under Proposed Treasury Regulations, the optionee will be treated as disposing of the shares having the lowest basis first. Any gain realized by the optionee upon such disposition will be ordinary income to the extent that the value of the shares received at the date of exercise of the option exceeds the amount paid for such shares. For purposes of determining the optionee's compensation element, the amount paid for Substituted Common Stock will be its basis. Such ordinary income will be recognized by the optionee for the tax year in which the optionee disposes of the shares and, under Proposed Treasury Regulations, the Company will be entitled to a deduction in an amount equal to the ordinary income recognized by the optionee for the ax year of the Company in which the optionee recognizes such ordinary income, provided that applicable income tax withholding requirements are satisfied. Gain realized in excess of such ordinary income will generally be capital gain. Such capital gain will be long-term or short-term depending upon whether the shares disposed of were held for more than 12 months prior to the date of disposition, taking into account the substituted holding period of any Substituted Common Stock. If the optionee disposes of the shares within either the two (2) year period from the date of grant of the option, or within one (1) year after the transfer of the shares, any ordinary income recognized by the optionee will not exceed the gain realized on such disposition by the optionee. If the optionee disposes of shares of Common Stock received upon exercise of an option at a loss, such loss will be a capital loss if the shares constitute a capital asset in the hands of the optionee, long-term or short-term depending upon whether the shares are held for more than one year prior to the date of disposition, taking into account the substituted holding period of any Substituted Common Stock.

         The Tax Reform Act of 1986 has added a restriction limiting to $100,000 the aggregate fair market value (determined at the time the options are granted) of the stock with respect to which incentive stock options are exercisable by an individual for the first time in any calendar year. The 1998 Plan provides that outstanding options may become fully vested and exercisable in the event of a merger or consolidation of the Company as a result of which the Company is not the surviving corporation or upon the sale of all or substantially all of the property of the Company, unless the 1998 Plan is continued and the outstanding options are neither assumed nor replaced with new options. If, as a result of this provision of the 1998 Plan, the amount of options granted which become exercisable by an optionee for the first time in any year exceeds the new $100,000 limit, the amount of options exceeding the $100,000 limit will no longer be treated as incentive stock options.

         If options cease to be treated as incentive stock options for the reasons described in the preceding paragraph, such options will be treated as non-qualified stock options. If such options, or any stock options originally intended to be non-qualified stock options, are exercised, the excess of the fair market value of the acquired shares at the time of exercise over the option exercise price will be treated as ordinary income to the optionee in the year of exercise.

         Upon exercise of a stock option other than an incentive stock option by a cash payment, the optionee's basis in the shares of Common Stock received will be the sum of the option exercise price and the amount of ordinary income recognized by the optionee from the exercise of the stock option. The optionee's holding period in the shares of Common Stock received will begin on the date received. Upon exercise of such a stock option by transfer of shares of Common Stock already owned by the optionee, under Internal Revenue Service Revenue Ruling 80-244, the optionee will be deemed to have received an equivalent number of shares of Common Stock in a non-taxable exchange (the "Substituted Common Stock") and the remainder, if any, of the shares of Common Stock will be deemed to have been received in a taxable transaction (the "Non-Substituted Common Stock"). The optionee's basis in the Substituted Common Stock will generally be the same as his basis in the previously owned shares, and his holding period will include the holding period of the previously owned shares. The optionee's basis in the NonSubstituted Common Stock will be the same as the amount of ordinary income recognized by the optionee. The Non-Substituted Common Stock will have a holding period which begins on the date when it is received.

         On the disposition of shares of Common Stock received upon exercise of a stock option other than an incentive stock option, the difference between the amount realized and the optionee's basis in the shares will be (if the shares constitute a capital asset in the hands of the optionee) a long-term or short-term capital gain (or loss) depending on whether the optionee's holding period for the shares is more than 12 months prior to their disposition.

         The Company will be entitled to claim a deduction at the same time and in the same amount as income is recognized by the optionee exercising a stock option other than an incentive stock option provided that applicable income tax withholding requirements are satisfied. No income will be recognized by the optionee, and no deduction shall be allowable to the Company, by reason of the grant of non-qualified stock options.

         CERTAIN INFORMATION CONCERNING ALL OPTIONS. In addition to the
         -------------------------------------------
foregoing, the Tax Reform Act of 1984 enacted an excise tax of twenty percent (20%) and the disallowance of a deduction to a corporation for compensation to its employees, officers, shareholders, and others that results in an "excess parachute payment" within the meaning of Code Section 280G(b). If such a person is granted an incentive stock option and there is a change of control, the incentive stock option may be considered in the determination of whether an excess parachute payment has been made.

         The Tax Reform Act of 1986 repealed the net long-term capital gains deduction for individuals. Thus, capital gains are now taxable to individuals at ordinary income rates but not more than 28%. Capital losses, whether long-term or short-term, are fully deductible against capital gains and up to $3,000 of ordinary income. Any unused capital losses may be carried forward indefinitely.

         The specific state tax consequences to each optionee under the 1998 Plan may vary, depending upon the laws of the various states and the individual circumstances of each optionee. It is suggested that each optionee consult his or her personal tax advisor regarding both the federal and state tax consequences of the grant and exercise of options.

The Board of Directors recommends a vote "FOR" approval of the 1998 Stock Option Plan.


PROPOSAL 3 - RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------

         The firm of KPMG Peat Marwick LLP served as independent public accountants for the Company and the Bank for the 1997 fiscal year. The Board has selected KPMG Peat Marwick LLP to continue to serve as the Company's independent public accountants for 1998 fiscal year.

         It is anticipated that representatives of KPMG Peat Marwick LLP will be present at the Meeting, will have an opportunity to make a statement if so desired, and will be available to respond to appropriate questions from shareholders.

         Shareholder ratification of the selection of auditors is not required by law, however the Board nevertheless decided to ascertain the views of the shareholders in this regard. If the selection of KPMG Peat Marwick LLP is not ratified at the Meeting, the Board will consider the selection of other auditors.

The Board of Directors recommends a vote "FOR" the ratification of KPMG Peat Marwick LLP as the Company's independent public accountants.



                      IDENTIFICATION OF EXECUTIVE OFFICERS

         The following persons are the executive officers of the Company and/or the Bank:



          NAME                   AGE                   BUSINESS EXPERIENCE DURING THE PAST FIVE YEARS
          ----                   ---                   ----------------------------------------------

Melinda McIntyre-Kolpin           41       Interim President, Chief Executive Officer and a Director, First
                                           Professional Bank, N.A. (since September, 1996); Chief Executive
                                           Officer of Network Health Financial Services, Inc. (since February,
                                           1996); Director, Molina Medical Centers (since 1996); Director,
                                           Pacific EyeNet, Inc.; Director, Pediatric & Family Medical Center
                                           (since 1997); President, First Professional Bank, N.A. (from
                                           January, 1984 until February, 1996).

Melissa Lanfre                    46       Senior Vice President and Chief Financial Officer, Professional
                                           Bancorp, Inc. and First Professional Bank, N.A. (since November,
                                           1997); Chief Financial Officer, Harbor Bank (from July, 1987 until
                                           November, 1997).

Eric J. Woodstrom                 39       Executive Vice President, First Professional Bank, N.A. (since
                                           January, 1997); Manager, The Secura Group (Bank Consulting)
                                           (from January, 1993 until January, 1997).

Gary W. Mounce                    34       Senior Vice President and Senior Loan Officer (since January,
                                           1997), formerly Vice President/Manager of Tarzana Regional Office
                                           (until December, 1996), First Professional Bank, N.A.; Bank
                                           Examiner, Dept. of Treasury, Office of the Comptroller of the
                                           Currency (until August, 1995); Manager, Great Western Bank (until
                                           June, 1993).

Sharon A. Schmidt                 40       Senior Vice President, Chief Operations Officer (since February,
9900 Norwalk Blvd.                         1998), formerly Vice President, Operations Administration of First
Suite 150                                  Professional Bank, N.A. (until February, 1998).

Santa Fe Springs, CA 90670
Nancy Ferretti-Foster             38       Senior Vice President, Chief Information Officer (since February,
9900 Norwalk Blvd.                         1998), formerly Vice President, Information Systems of First
Suite 150                                  Professional Bank, N.A. (until February, 1998); Co-Owner, Time
Santa Fe Springs, CA 90670                 Traveler Antique Toys (since October, 1996), Vice President and
                                           Secretary, 7-W Investigations, Inc. (since June, 1997).

         The business address of all executive officers, unless otherwise indicated, is 606 Broadway, Santa Monica, California 90401.

                          COMPENSATION COMMITTEE REPORT

         The Compensation Committee sets policy for compensation, reviews the recommendations of the Chief Executive Officer for compensation of officers, establishes the compensation of the executive officers and administers the Company's various stock option plans. The goal of the Company's and Bank's compensation program is to attract, motivate, reward and retain the management talent required to achieve corporate objectives and increase shareholder value.

         Base salaries of all executives were determined by the Compensation Committee using executive management's recommendations. Salaries were decided based on qualifications, individual performance and utilization of independent compensation surveys.

         Julie P. Thompson, Chairman of the Board, has been granted operational authority for the Company by the Board of Directors during the period while there is no acting chief executive officer of the Company. Ms. Thompson receives $125 per hour for the services she performs in this capacity, which the Compensation Committee believes is consistent with industry standards.

                                                          Compensation Committee


                                                    Ray T. Oyakawa, M.D. (Chair)
                                                                 Lynn O. Poulson
                                                               Julie P. Thompson
                                                         Melinda McIntyre-Kolpin


                               COMPENSATION TABLES

         The following tables list information on compensation received for services by any person who served as the chief executive officer or functioned in a similar capacity of the Company, and the four highest compensated executive officers of the Company and/or the Bank for services in all capacities to the Company and the Bank, during the year ended December 31, 1997.

                           SUMMARY COMPENSATION TABLE

                                                                                      ANNUAL COMPENSATION
                                                                                      -------------------

                                                                                                             OTHER
                                                                                                             ANNUAL
NAME AND PRINCIPAL POSITION                                      YEAR          SALARY         BONUS       COMPENSATION
---------------------------                                      ----          ------         -----       ------------
Julie P. Thompson, Chairman of the Board                         1997            -0-           -0-          26,000(1)
                                                                 1996            -0-           -0-          24,002(1)
                                                                 1995            -0-           -0-           -0-

Melinda McIntyre-Kolpin, (3) Interim President and Chief         1997            -0-           -0-           -0-
Executive Officer of the Bank                                    1996          31,667          22,500        -0-
                                                                 1995         140,500         125,000(2)     -0-

Melissa Lanfre, Senior Vice President and Chief                  1997          27,400          15,000        -0-
Financial Officer of the Company and the Bank                    1996            -0-           -0-           -0-
                                                                 1995            -0-           -0-           -0-

Eric J. Woodstrom, Executive Vice President of the               1997         118,903          20,000        -0-
Bank                                                             1996            -0-           -0-           -0-
                                                                 1995            -0-           -0-           -0-

Gary W. Mounce, Senior Vice President and Senior                 1997         103,177          25,000(4)     -0-
Loan Officer of the Bank                                         1996          75,000           -0-          -0-
                                                                 1995          11,460           2,500        -0-

Sharon A. Schmidt, Senior Vice President and Chief               1997          77,000          27,500        -0-
Operations Officer of the Bank                                   1996          67,083           7,855        -0-
                                                                 1995          57,500          10,000        -0-

Nancy Ferretti-Foster, Senior Vice President and Chief           1997          77,000          27,500        -0-
Information Officer of the Bank                                  1996          66,090           7,740        -0-
                                                                 1995          60,420           5,000        -0-


-------------------------

(1) Represents an annual fee of $5,000 for serving as Chairman of the Board, Board committee fees, and a fee of $125 per hour for the time she exercised operational authority for the Company in 1996 while there was no acting chief executive officer.

(2) Includes bonuses accrued in 1994 and 1995 and paid in 1995 and 1996, respectively, except $102,500 of Ms. McIntyre-Kolpin's bonus earned in 1995 was paid in 1995.

(3) Mc. McIntyre-Kolpin resigned as a Director of the Company and as President and a Director of the Bank effective February 9, 1996, at which time she was paid $43,115 for accrued vacation time, $37,000 of which Ms. McIntyre-Kolpin paid back to the Bank to purchase her Bank vehicle for its then current market value. In September, 1996, Ms. McIntyre-Kolpin was appointed Interim Chief Executive Officer, President and a Director of the Bank. Ms. McIntyre-Kolpin is also Chief Executive Officer and the principal shareholder of Network Health Financial Services, Inc., a Delaware corporation which receives consulting fees from the Company and Bank pursuant to the terms of a Consulting Agreement. Effective March 11, 1997, Bancorp and the Bank paid NHFS a flat monthly fee of $25,000 for Ms. McIntyre- Kolpin's full-time services as Interim President and Chief Executive Officer of the Bank. Prior to March 11, 1997, Bancorp and the Bank paid NHFS a flat monthly rate of $19,000 for Ms. McIntyre-Kolpin's part-time services as Interim President and Chief Executive Officer of the Bank. See also, "Interest of Management and Others in Certain Transaction."

(4)      Reflects a bonus accrued in 1996 and paid in 1997.

CORPORATE GOVERNANCE INFORMATION

         During 1997, the Board of Directors held 11 meetings. All directors of the Company who are standing for election at the Annual Meeting attended at least 75% of the aggregate number of regular and special meetings of the Board held during 1997 (during the period he or she was a director) and all committees of the Board on which the director served (during the period he or she was a committee member) during the 1997 calendar year.

         Compensation is paid only to outside directors. The compensation paid to directors changed effective May 21, 1997. Prior to May 21, 1997, outside directors were paid a fee of $500 for each Board Meeting attended. After May 21, 1997, each outside director received a fee of $1,000 for each quarterly joint Company/ Bank Board meeting attended and $500 for each Bank Board meeting attended. A three-day Strategic Planning Retreat for the directors and officers of the Company was held in July, 1997. Each outside board member who attended the Retreat was paid $2,500.

         The Company's Board has a joint Audit Committee with the Bank's Board. The joint Audit Committee oversees the Company's and Bank's outside independent public accountants. The Audit Committee reviews recommendations on various matters made by the outside auditors and action taken by management to implement those recommendations. The Audit Committee also considers the proposals by the outside auditor for the scope of the audit to be performed for the Company and the Bank and their proposed fees for this work. The Audit Committee recommends action to the Boards of Directors of the Company and Bank in connection with all of the above matters. The Audit Committee consisted of Joel S. Moskowitz (Chair), Alan S. Borstein and Richard A. Berger from July 16, 1996 until May 21, 1997. The Audit Committee thereafter consisted of Mr. Berger (Chair), Mr. Markley and Dr. Oyakawa. The Audit Committee met 11 times during 1997. Prior to May 21, 1997, each joint Audit Committee member received $400 per committee meeting attended. After May 21, 1997, members of the Joint Audit Committee received $500 per meeting attended.

         The Board of Directors of the Bank has an Executive Loan Committee. Prior to May 21, 1997, the members of the Loan Committee were Ms. Thompson, Ms. McIntyre-Kolpin, Dr. Oyakawa and Mr. Poulson and each member, other than Ms. McIntyre-Kolpin, received $500 per month as committee members. After May 21, 1997, the Executive Loan Committee was comprised of Ms. Thompson, Ms. McIntyre-Kolpin, Dr. Oyakawa, Mr. Poulson and Senior Loan Officer Gary Mounce (Chair) and each Board member, other than Ms. McIntyre-Kolpin, received a monthly fee of $1,000 for attending weekly meetings. Prior to May 21, 1997, Mr. Berger acted as the Board representative to management's Community Reinvestment Act Committee and received a fee of $400 for each meeting attended. After May 21, 1997, Mr. Berger received a fee of $500 per meeting attended. Prior to May 21, 1997, the joint Bank/Company Asset Liability Management and Investment Committee consisted of Ms. Thompson, Mr. Moskowitz and Dr. Katz, and each member received a fee of $400 per meeting attended. After May 21, 1997, the Committee was comprised of Ms. Thompson (Chair), Dr. Mullikin and Dr. Katz and each member received a fee of $500 per meeting attended. The Company does not have a standing nominating committee.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The joint Company/Bank Compensation Committee is comprised of Dr. Oyakawa (Chair), Ms. Thompson, Mr. Poulson and Ms. McIntyre-Kolpin. Joel S. Moskowitz, Richard A. Berger, Alan S. Borstein and Ronald L. Katz, M.D. served on the Compensation Committee until May 21, 1997. The Compensation Committee held 4 meetings in 1997. Effective May 21, 1997, Compensation Committee members Dr. Oyakawa (Chair), Ms. Thompson and Mr. Poulson received a fee of $500 per meeting attended. Ms. McIntyre-Kolpin, a Compensation Committee member, is also the Interim President and Chief Executive Officer of the Bank.

         Mr. Berger, Dr. Oyakawa, Dr. Katz, Mr. Poulson, executive officers of the Company and Bank, and companies with which the foregoing are associated, are customers of, and have had banking transactions with the Bank, some of which have included extensions of credit during 1997. In management's opinion, all loans and commitments to lend included in such transactions were made in the ordinary course of business and in compliance with applicable laws on substantially the same terms, including interest rates, collateral and repayment terms, as those prevailing for comparable transactions with other persons of similar creditworthiness and did not involve more than the normal risk of collectibility or present other unfavorable terms. As of March 31, 1998, all such loans were current.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of the Company's Common Stock, to file with the Securities and Exchange Commission and the American Stock Exchange initial reports of ownership and reports of changes in ownership of Common Stock of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file.

         To the Company's knowledge, based solely upon review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the year ended December 31, 1997 all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were fulfilled in a timely manner.

         EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT ARRANGEMENTS

EXECUTIVE SALARY CONTINUATION AGREEMENT

         In 1992, the Bank entered into an Executive Salary Continuation Agreement (the "SCA"), dated May 1, 1992, with Joel W. Kovner, who at that time was the Chairman of the Board and Chief Executive Officer of the Bank. The SCA is a nonqualified, executive benefit plan pursuant to which the Bank will pay Mr. Kovner an annual retirement benefit of $150,000 per year for 15 years upon his reaching age 60. The Plan was amended in December, 1997 to provide that Virginia Kovner is entitled to receive 40% of the compensation payable to Mr. Kovner under the Plan. If Mr. Kovner dies while the SCA is in effect, his estate and Virginia Kovner will receive the payments under the SCA which he was entitled to receive at the time of his death. Mr. Kovner's right to receive benefits under the SCA vested on September 1, 1992 representing his completion of ten years of continuous service since the Bank commenced operations. The SCA is an unfunded plan; however, as a deferred compensation plan, the Bank is required to make sufficient accruals so that the present value of the benefit to be paid to Mr. Kovner at age 60 is reflected as a liability on the Bank's books by that time. During 1998, the Bank will accrue such liability at an average rate of approximately $6,400 per month. The SCA is not an employment contract. In order to fund its obligation under the SCA, the Bank has purchased a single premium universal life policy under which Mr. Kovner is the insured while the Bank is the owner and beneficiary thereof. If assumptions as to mortality experience, policy dividends and other factors are realized, the Bank will receive earnings under the new policy equal to the expense accruals for the SCA retirement benefits. There can be no assurance that such assumptions will be realized. For the year ended December 31, 1997, the Bank received earnings of $122,820 on the policy.

DANIEL S. RADER AGREEMENT

         Mr. Rader held the positions of Chief Financial Officer and Treasurer of the Company and Executive Vice President, Chief Investment Officer and Chief Financial Officer of First Professional Bank, N.A. until December 9, 1996. The Company, the Bank and Mr. Rader entered into a Settlement Agreement and General Release in April, 1997, pursuant to which the Company and the Bank agreed to continue to pay Mr. Rader his $140,000 base salary in monthly installments from December 9, 1996 until December 8, 1997 and continue his medical benefits until December 8, 1997, in exchange for a complete release of claims.

                         COMMON STOCK PERFORMANCE GRAPH

         The Comparison Stock Performance Graph below shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

         The following graph shows a five year comparison of cumulative total returns for the Company, S&P 500 Index and Peer Group Index. The Peer Group Index consists of commercial banks listed on the American Stock Exchange (AMSE) and was provided to the Company by SNL Securities.

                 COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN

                  PROFESSIONAL BANCORP, INC., S&P 500 INDEX AND
                              SNL AMEX BANK INDEX (1)


[GRAPH OMITTED HERE]

The following graph shows a five year comparison of cumulative total returns for the Company, S&P 500 Index and Peer Group Index for the period 12/31/92 through 12/31/97.




                                              PERIOD ENDING
                                              -------------
INDEX                   12/31/92  12/31/93  12/31/94 12/31/95 12/31/96  12/31/97
--------------------------------------------------------------------------------


Professional Bancorp, Inc.   100.00    92.98    54.39    92.11    78.34   120.41
S&P 500                      100.00   110.09   111.53   153.44   188.52   251.44
SNL AMSE Banks               100.00   108.09   116.97   171.92   222.28   379.40


-------------------------

(1)      Assumes reinvestment of all dividends.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

CERTAIN BENEFICIAL OWNERS

         The following table lists the holdings of the only persons (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) known by the Company to be the beneficial owners of more than five percent (5%) of its outstanding Common Stock as of March 31, 1998.

           NAME AND ADDRESS                    AMOUNT AND NATURE OF      PERCENT
         OF BENEFICIAL OWNER                   BENEFICIAL OWNERSHIP     OF CLASS
         -------------------                   --------------------     --------

         Mutual Financial Services Fund            155,616               8.9%
         c/o Franklin Mutual Advisers, Inc.
         51 John F. Kennedy Parkway
         Short Hills, New Jersey  07078

         Heartland Advisors, Inc.                  112,782(1)            6.1%(2)
         790 North Milwaukee Street
         Milwaukee, WI  53202

         Robert H. Leshner                         117,416(3)            6.3 (4)
         312 Walnut Street
         Suite 2100
         Cincinnati, OH  45202

         Patricia W. Niehoff                        97,571(5)            5.6%
         One Hill and Hollow Lane
         Cincinnati, OH 45208

         Financial Institution Partners II, L.P.    87,900(6)            5.0%
         and Hovde Capital LLC
         1629 Colonial Parkway
         Inverness, Illinois  60067
-------------------------

(1) As reported in Amendment No. 3 to a Schedule 13G filed with the Securities and Exchange Commission ("SEC") on February 13, 1998. 112,782 shares may be deemed beneficially owned within the meaning of Rule 13(d)(3) of the Securities Exchange Act of 1934 by Heartland Advisors, Inc., including 112,782 shares of common stock resulting from the assumed conversion of $1,500,000 of 8.5% Convertible Notes due March 1, 2004.

(2) Convertible Notes convertible into shares of Common Stock which are exercisable within 60 days after March 31, 1998 are treated as outstanding for the purpose of computing the percentage of outstanding Common Stock owned by Heartland Advisors, Inc., but not for the purpose of computing the percentage of Common Stock owned by any other person.

(3) As reported in Amendment No. 3 to Schedule 13D filed with the SEC on November 15, 1996. 110,250 of the reported shares are related to a presently exercisable Warrant.

(4) Warrants convertible into shares of Common Stock held by Mr. Leshner which are exercisable within 60 days after March 31, 1998, are treated as outstanding for the purpose of computing the percentage of outstanding Common Stock owned by Mr. Leshner, but not for the purpose of computing the percentage of Common Stock owned by any other person.

(5) As reported in a Schedule 13D filed with the SEC on September 3, 1996.

(6) As reported in a Schedule 13D filed with the SEC on September 22, 1997.

MANAGEMENT

         The following table sets forth certain information concerning the beneficial ownership of the Company's outstanding Common Stock as of March 31, 1998, by each director, executive officer of the Company and the Bank, and by all directors and executive officers of the Company as a group.

                                                  AMOUNT AND NATURE      PERCENT
                                                     OF BENEFICIAL          OF
NAME/TITLE                                             OWNERSHIP(1)     CLASS(2)
----------                                         ----------------    ---------
Richard A. Berger, Director                              24,571(3)       1.4%

Ronald L. Katz, M.D., Director                           18,710(4)       1.1%

Ray T. Oyakawa, M.D., Director                           10,624            *

Lynn O. Poulson, Director and Secretary                  11,584(5)         *

Julie P. Thompson, Chairman of the Board and Director       300            *

Walter T. Mullikin, M.D., Director                          600            *

James A. Markley, Jr., Director                           1,102            *

Melinda McIntyre-Kolpin, Interim Chief Executive            250            *
Officer and President of the Bank

Melissa Lanfre, Senior Vice President and Chief               0            0%
Financial Officer of the Company and the Bank

Eric J. Woodstrom, Executive Vice                             0            0%
President of the Bank

Gary W. Mounce, Senior Vice President and Senior          1,620(6)         *
Loan Officer of the Bank

Sharon A. Schmidt, Senior Vice President and Chief            0            0%
Operations Officer of the Bank

Nancy Ferretti-Foster, Senior Vice President and Chief       10            *
Information Officer of the Bank

All Directors and Executive Officers                     69,371(7)       4.0%

-------------------------
*        Less than 1% of the shares outstanding.

(1) Unless otherwise indicated, the persons named herein have sole and/or joint voting power over shares reported.

(2) Convertible Notes and Options and Warrants to purchase shares of Common Stock held by directors, executive officers and other persons that were exercisable or convertible within 60 days after March 31, 1998 are treated as outstanding for the purpose of computing the number and percentage of outstanding securities of the class owned by such persons, but not for the purpose of computing the percentage of the class owned by any other person.

(3)      Includes 1,874 exercisable option shares.

(4)      Includes 1,874 exercisable option shares.

(5)      Includes 1,874 exercisable option shares.

(6) Includes 780 shares of common stock resulting from the assumed conversion of $10,000 of Convertible Notes due March 1, 2004.

(7) Includes the shares owned by the current directors and named executive officers (13 in number) as a group, and includes 6,402 exercisable option or Convertible Notes shares.

            INTEREST OF MANAGEMENT AND OTHERS IN CERTAIN TRANSACTIONS

         The Company and the Bank entered into a Consulting Agreement dated August 12, 1996 with Network Health Financial Services, Inc. ("NHFS"), a Delaware corporation. Melinda McIntyre-Kolpin is the Chief Executive Officer and principal shareholder of NHFS. Pursuant to the Consulting Agreement, NHFS provides consulting services to the Company and the Bank with respect to personnel matters, operational procedures and client development and retention. NHFS is paid its actual costs incurred in the performance of its duties under the Consulting Agreement (including hourly rates for certain specified NHFS personnel while they are performing consulting services), plus an additional 25% of such costs. In addition, the Company and Bank pay flat monthly rates for the services of Ms. McIntyre-Kolpin, in her capacity as Interim Chief Executive Officer and President of the Bank, and Patti Derry. During 1997, the Company and the Bank paid NHFS the total amount of $707,991 pursuant to the Consulting Agreement. Any party may terminate the Consulting Agreement by giving 30 days' notice to the other parties.

         See also "Compensation Committee Interlocks and Insider Participation" for the discussion about director and officer banking transactions.

         SHAREHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING

         Proposals of shareholders intended to be presented at the next Annual Meeting of Shareholders of the Company (i) must be received by the Company at its offices at 606 Broadway, Santa Monica, California 90401, no later than December 23, 1998 and (ii) must satisfy the conditions established by the Securities and Exchange Commission for shareholder proposals to be included in the Company's Proxy Statement for that meeting.

                                  OTHER MATTERS

         The Company's Board of Directors does not know of any matters to be presented at the Meeting other than those set forth herein. However, if other matters come before the Meeting, it is the intention of the persons named in the accompanying proxy to vote said proxy in accordance with the recommendations of the Company's Board of Directors on such matters, and discretionary authority to do so is included in the proxy.


                                              BY ORDER OF THE BOARD OF DIRECTORS


Dated:  April 13, 1998                        JULIE P. THOMPSON
                                              Chairman of the Board



THE COMPANY WILL SUPPLY WITHOUT COST, UPON WRITTEN REQUEST, A COPY OF THE COMPANY'S MOST RECENT ANNUAL REPORT ON FORM 10K INCLUDING FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES. SUCH REQUEST SHOULD BE DIRECTED TO MS. MELISSA LANFRE, CHIEF FINANCIAL OFFICER, PROFESSIONAL BANCORP, INC., 606 BROADWAY, SANTA MONICA, CALIFORNIA 90401.

PROXY
                           PROFESSIONAL BANCORP, INC.
                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 13, 1998

         The undersigned shareholder of Professional Bancorp, Inc. (the "Company") hereby nominates, constitutes and appoints Julie P. Thompson and Lynn
O. Poulson, and each of them, the attorney, agent and proxy of the undersigned, with full powers of substitution, to vote all the stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at the Miramar Sheraton Hotel, 101 Wilshire Boulevard, Santa Monica, CA 90401, on Wednesday, May 13, 1998 at 5:00 p.m. and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present as follows:

         1. ELECTION OF DIRECTORS

         To elect the seven persons named below to serve until the 1999 Annual Meeting of Shareholders and until their successors are elected and have qualified:

        Richard A. Berger, Ronald L. Katz, M.D., James A. Markley, Jr.,
                Walter T. Mullikin, M.D., Ray T. Oyakawa, M.D.,
                       Lynn O. Poulson, Julie P. Thompson

                o AUTHORITY GIVEN      o AUTHORITY WITHHELD

         IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR SOME BUT NOT ALL OF THE NOMINEES NAMED ABOVE, YOU SHOULD CHECK THE BOX MARKED "AUTHORITY GIVEN" AND YOU SHOULD ENTER THE NAME(S) OF THE NOMINEE(S) WITH RESPECT TO WHOM YOU WISH TO WITHHOLD AUTHORITY TO VOTE IN THE SPACE PROVIDED BELOW:

--------------------------------------------------------------------------------

         2. APPROVAL OF 1998 STOCK OPTION PLAN. Approving the 1998 Stock Option Plan for executive officers, key employees and directors.

     o FOR                      o AGAINST                       O ABSTAIN


         3. RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS. Ratifying the appointment of KPMG Peat Marwick LLP as the independent public accountants of the Company for the 1998 fiscal year.

     o FOR                      o AGAINST                       O ABSTAIN

                    PLEASE SIGN AND DATE ON THE REVERSE SIDE

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE OF "AUTHORITY GIVEN" ON PROPOSAL 1 AND "FOR" ON PROPOSALS 2 AND 3. THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS UNLESS A CONTRARY INSTRUCTION IS INDICATED, IN WHICH CASE THE PROXY SHALL BE VOTED IN ACCORDANCE WITH SUCH INSTRUCTIONS. IN ALL OTHER MATTERS PRESENTED AT THE MEETING, IF ANY, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

___________________    DATED:______________, 1998
                                          ______________________________________
(Number of Shares)                        (Please Print Your Name)

                                          --------------------------------------
                                          (Signature of Shareholder)

                                          --------------------------------------
                                          (Please Print Your Name)

                                          --------------------------------------
                                          (Signature of Shareholder)
                                          (Please date this proxy and sign your
                                          name as it appears on the stock
                                          certificates. Executors,
                                          administrators, trustees, etc.
                                          should give their full titles. All
                                          joint owners should sign.)

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE CORPORATE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.

              PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY PROMPTLY.

                   PROFESSIONAL BANCORP 1998 STOCK OPTION PLAN


         1.    PURPOSE
               -------

               The purpose of the Professional Bancorp 1998 Stock Option Plan (the "Plan") is to strengthen Professional Bancorp, Inc. (the "Corporation") and those banks and corporations which are or hereafter become subsidiary corporations (the "Subsidiary" or "Subsidiaries") by providing additional means of attracting and retaining qualified directors and competent managerial personnel and by providing to participating directors, officers and key employees added incentive for high levels of performance and for special efforts to increase the earnings of the Corporation and any Subsidiaries. The Plan seeks to accomplish these purposes and achieve these results by providing a means whereby such directors, officers and key employees may purchase shares of the Common Stock of the Corporation pursuant to Stock Options granted in accordance with this Plan.

               Stock Options granted pursuant to this Plan are intended to be Incentive Stock Options or Non-Qualified Stock Options, as shall be determined and designated by the Stock Option Committee upon the grant of each Stock Option hereunder.

         2.    DEFINITIONS
               -----------

               For purposes of this Plan, the following terms shall have the following meanings:

               (a) "COMMON STOCK." This term shall mean shares of the
                   ---------------
Corporation's common stock, subject to adjustment pursuant to Section 15 (Adjustment Upon Changes in Capitalization) hereunder.

               (b) "CORPORATION." This term shall mean Professional Bancorp,
                   --------------
Inc. a Pennsylvania corporation.

               (c) "ELIGIBLE PARTICIPANTS." This term shall mean: (i) all
                   ------------------------
directors of the Corporation or any Subsidiary; (ii) all officers (whether or not they are also directors) of the Corporation or any Subsidiary; and (iii) all key employees (as such persons may be determined by the Stock Option Committee from time to time) of the Corporation or any Subsidiary, provided that such officers and key employees have a customary work week of at least forty hours in the employ of the Corporation or a Subsidiary.

               (d) "FAIR MARKET VALUE." This term shall mean the fair market
                   --------------------
value of the Common Stock as determined in accordance with any reasonable valuation method selected by the Stock Option Committee, including the valuation methods described in Treasury Regulations Section 20.2031-2.

               (e) "INCENTIVE STOCK OPTION." This term shall mean a Stock Option
                   -------------------------
which is an "incentive stock option" within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended.

               (f) "NON-QUALIFIED STOCK OPTION." This term shall mean a Stock
                   -----------------------------
Option which is not an Incentive Stock Option.

               (g) "OPTION SHARES." This term shall mean Common Stock covered by
                   ----------------
and subject to any outstanding unexercised Stock Option granted pursuant to this Plan.

               (h) "OPTIONEE." This term shall mean any Eligible Participant to
                   -----------
whom a Stock Option has been granted pursuant to this Plan, provided that at least part of the Stock Option is outstanding and unexercised.

               (i) "PLAN." This term shall mean the Professional Bancorp 1998
                   -------
Stock Option Plan as embodied herein and as may be amended from time to time in accordance with the terms hereof and applicable law.

               (j) "STOCK OPTION." This term shall mean the right to purchase
                   ---------------
Common Stock under this Plan in a specified number of shares, at a price and upon the terms and conditions determined by the Stock Option Committee.

               (k) "STOCK OPTION COMMITTEE." The Board of Directors of the
                   -------------------------
Corporation may select and designate a Stock Option Committee consisting of three or more directors of the Corporation, having full authority to act in connection with this Plan. Regardless of whether a Stock Option Committee is selected, the Board of Directors of the Corporation may act as the Stock Option Committee and any action taken by said Board as such shall be deemed to be action taken by the Stock Option Committee. All references in the Plan to the "Stock Option Committee" shall be deemed to refer to the Board of Directors of the Corporation acting as the Stock Option Committee and to a duly appointed Stock Option Committee, if there be one. In the event of any conflict between action taken by the Board acting as a Stock Option Committee and action taken by a duly appointed Stock Option Committee, the action taken by the Board shall be controlling and the action taken by the duly appointed Stock Option Committee shall be disregarded.

               (1) "SUBSIDIARY." This term shall mean each "subsidiary
                   -------------
corporation" (treating the Corporation as the employer corporation) as defined in Section 425(f) of the Internal Revenue Code of 1986, as amended.

         3.    ADMINISTRATION
               --------------

               (a) STOCK OPTION COMMITTEE. This Plan shall be administered by
                   -----------------------
the Stock Option Committee. The Board of Directors of the Corporation shall have the right, in its sole and absolute discretion, to remove or replace any person from or on the Stock Option Committee at any time for any reason whatsoever.

               (b) ADMINISTRATION OF THE PLAN. Any action of the Stock Option
                   ---------------------------
Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote, or pursuant to the unanimous written consent, of its members. Any such action taken by the Stock Option Committee in the administration of this Plan shall be valid and binding, so long as the same is not inconsistent with the terms and conditions of this Plan. Subject to compliance with the terms, conditions and restrictions set forth in this Plan, the Stock Option Committee shall have the exclusive right, in its sole and absolute discretion, to establish the terms and conditions of all Stock Options granted under the Plan, including, without meaning any limitation, the power to:
(i) establish the number of Stock Options, if any, to be granted hereunder, in the aggregate and with regard to each Eligible Participant; (ii) determine the time or times when such Stock Options, or parts thereof, may be exercised; (iii) determine and designate which Stock Options granted under the Plan shall be Incentive Stock Options and which shall be Non-Qualified Stock Options; (iv) determine the Eligible Participants, if any, to whom Stock Options are granted;
(v) determine the duration and purposes, if any, of leaves of absence which may be permitted to holders of unexercised, unexpired Stock Options without such constituting a termination of employment under the Plan; and (vi) prescribe and amend the terms, provisions and form of each instrument and agreement setting forth the terms and conditions of every Stock Option granted hereunder.

               (c) DECISIONS AND DETERMINATIONS. Subject to the express
                   -----------------------------
provisions of the Plan, the Stock Option Committee shall have the authority to construe and interpret this Plan, to define the terms used herein, to prescribe, amend, and rescind rules and regulations relating to the administration of the Plan, and to make all other determinations necessary or advisable for administration of the Plan. Determinations of the Stock Option Committee on matters referred to in this Section 3 shall be final and conclusive so long as the same are not inconsistent with the terms of this Plan.

         4.    SHARES SUBJECT TO THE PLAN
               --------------------------

               Subject to adjustments as provided in Section 15 hereof, the maximum number of shares of Common Stock which may be issued upon exercise of all Stock Options granted under this Plan is limited to One Hundred Thousand (100,000) shares, in the aggregate. If any Stock Option shall be canceled, surrendered, or expire for any reason without having been exercised in full, the unpurchased Option Shares represented thereby shall again be available for grants of Stock Options under this Plan.

         5.    ELIGIBILITY
               -----------

               Only Eligible Participants shall be eligible to receive grants of Stock Options under this Plan.

         6.    GRANTS OF STOCK OPTIONS
               -----------------------

               (a) GRANT. Subject to the express provisions of the Plan, the
                   ------
Stock Option Committee, in its sole and absolute discretion, may grant Stock
Options:

                  (i) In the case of grants to Eligible Participants who are officers or key employees of the Corporation or any Subsidiary, for a number of Option Shares, at the price(s) and time(s), on the terms and conditions and to such Eligible Participants as it deems advisable and specifies in the respective grants; and

                  (ii) In the case of grants to Eligible Participants who are directors and who are not officers or key employees of the Corporation or any Subsidiary, for a number of Option Shares, at the price(s) and time(s), and on the terms and conditions as it deems advisable and specifies in the respective grants; provided, however, that such grants may not exceed a maximum of Thirty-Five Thousand (35,000) Option Shares to all directors at any time, exclusive of any Option Shares granted under Section 6(a)(i) hereof. The foregoing maximum numbers of Option Shares which may be granted to all directors of the Corporation at any time shall be adjusted in accordance with the provisions of Section 15 hereof.

               The terms upon which and the times at which, or the periods within which, the Option Shares subject to such Stock Options may become acquired or such Stock Options may be acquired and exercised shall be as set forth in the Plan and the related Stock Option Agreements.

               Subject to the limitations and restrictions set forth in the Plan, an Eligible Participant who has been granted a Stock Option may, if otherwise eligible, be granted additional Stock Options if the Stock Option Committee shall so determine. The Stock Option Committee shall designate in each grant of a Stock Option whether the Stock Option is an Incentive Stock Option or a Non-Qualified Stock Option.

               (b) DATE OF GRANT AND RIGHTS OF OPTIONEE. The determination of
                   -------------------------------------
the Stock Option Committee to grant a Stock Option shall not in any way constitute or be deemed to constitute an obligation of the Corporation, or a right of the Eligible Participant who is the proposed subject of the grant, and shall not constitute or be deemed to constitute the grant of a Stock Option hereunder unless and until both the Corporation and the Eligible Participant have executed and delivered to the other a Stock Option Agreement in the form then required by the Stock Option Committee as evidencing the grant of the Stock Option, together with such other instrument or instruments as may be required by the Stock Option Committee pursuant to this Plan; provided, however, that the Stock Option Committee may fix the date of grant as any date on or after the date of its final determination to grant the Stock Option (or if no such date is fixed, then the date of grant shall be the date on which the determination was finally made by the Stock Option Committee to grant the Stock Option), and such date shall be set forth in the Stock Option Agreement. The date of grant as so determined shall be deemed the date of grant of the Stock Option for purposes of this Plan.

               (c) SHAREHOLDER-PARTICIPANTS. A Stock Option may not be granted
                   -------------------------
hereunder to an Eligible Participant who owns, directly or indirectly, at the date of the grant of the Stock Option, more than ten percent (10%) of the total combined voting power of all classes of capital stock of the Corporation or a Subsidiary unless the purchase price of the Option Shares subject to said Stock Option is at least one hundred and ten percent (110%) of the Fair Market Value of the Option Shares, determined as of the date said Stock Option is granted. In addition, a Stock Option granted hereunder to an Eligible Participant who is also an officer or key employee of the Corporation or any Subsidiary who owns directly, or indirectly, at the date of the grant of the Stock Option, more than ten percent (10%) of the total combined voting power of all classes of capital stock of the Corporation or a Subsidiary (if permitted in accordance with the provisions of Section 5 herein) shall not qualify as an Incentive Stock Option unless the Stock Option by its terms is not exercisable after five (5) years from the date that it is granted. The attribution rules of Section 425(d) of the Internal Revenue Code of 1986, as amended, shall apply in the determination of indirect ownership of stock.

               (d) MAXIMUM VALUE OF STOCK OPTIONS. No grant of Incentive Stock
                   -------------------------------
Options hereunder may be made when the aggregate fair market value of Option Shares with respect to which Incentive Stock Options (pursuant to this Plan or any other Incentive Stock Option Plan of the Corporation or any Subsidiary) are exercisable for the first time by the Eligible Participant during any calendar year exceeds $100,000.

               (e) SUBSTITUTED STOCK OPTIONS. If all of the outstanding shares
                   --------------------------
of common stock of another corporation are changed into or exchanged solely for Common Stock in a transaction to which Section 425(a) of the Internal Revenue Code of 1986, as amended, applies, then, subject to the approval of the Board of Directors of the Corporation, Stock Options under the Plan may be substituted ("Substituted Options") in exchange for valid, unexercised and unexpired stock options of such other corporation. Substituted Options shall qualify as Incentive Stock Options under the Plan, provided that (and to the extent) the stock options exchanged for the Substituted Options were "Incentive Stock Options" within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended.

               (f) NON-QUALIFIED STOCK OPTIONS. Stock Options and Substituted
                   ----------------------------
Options granted by the Stock Option Committee shall be deemed Non-Qualified Stock Options under this Plan if they: (i) are designated at the time of grant as Incentive Stock Options but do not so qualify under the provisions of Section 422A of the Code or any regulations or rulings issued by the Internal Revenue Service for any reason; (ii) are in excess of the limitations on the period of exercise set forth in Section 6(c); (iii) are in excess of the fair market limitations set forth in Section 6(d); (iv) are granted to an Eligible Participant who is not an officer or key employee of the Corporation or any Subsidiary; or (v) are designated at the time of grant as Non-Qualified Stock Options. Non-Qualified Stock Options granted or substituted hereunder shall be so designated in the Stock Option Agreement entered into between the Corporation and the Optionee.

         7.    STOCK OPTION EXERCISE PRICE
               ---------------------------

               (a) MINIMUM PRICE. The exercise price of any Option Shares shall
                   --------------
be determined by the Stock Option Committee, in its sole and absolute discretion, upon the grant of a Stock Option. In the case of a Non-Qualified Stock Option, said exercise price shall not be less than the lesser of (i) an amount equal to eighty-five percent (85%) of the Fair Market Value of the Common Stock represented by the Option Shares; or (ii) an amount which under the terms of the Stock Option may not be less than eighty-five percent (85%) of the Fair Market Value of the Common Stock represented by the Option Shares on the date of the exercise of the related Stock Option. In the case of an Incentive Stock Option, except as provided elsewhere herein, said exercise price shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock represented by the Option Shares on the date of grant of the related Stock Option.

               (b) SUBSTITUTED OPTIONS. The exercise price of the Option Shares
                   --------------------
subject to each Substituted Option may be fixed at a price less than the minimum amount set forth in Section 7(a) above at the time such Substituted Option is granted if said exercise price has been computed to be not less than the exercise price set forth in the stock option of the other corporation for which it was exchanged, with appropriate adjustment to reflect the exchange ratio of the shares of stock of the other corporation into the shares of Common Stock.

         8.    EXERCISE OF STOCK OPTIONS
               -------------------------

               (a) EXERCISE. Except as otherwise provided elsewhere herein, each
                   ---------
Stock Option shall be exercisable in such increments, which need not be equal, and upon such contingencies as the Stock Option Committee shall determine at the time of grant of the Stock Option; provided, however, that if an Optionee shall not in any given period exercise any part of a Stock Option which has become exercisable during that period, the Optionee's right to exercise such part of the Stock Option shall continue until expiration of the Stock Option or any part thereof as may be provided in the related Stock Option Agreement. No Stock Option or part thereof shall be exercisable except with respect to whole shares of Common Stock, and fractional share interests shall be disregarded except that they may be accumulated.

               (b) PRIOR OUTSTANDING INCENTIVE STOCK OPTIONS. Incentive Stock
                   ------------------------------------------
Options granted (or substituted) to an Optionee under the Plan may be exercisable while such Optionee has outstanding and unexercised any Incentive Stock Option previously granted (or substituted) to him or her pursuant to this Plan or any other Incentive Stock Option Plan of the Corporation or any Subsidiary. An Incentive Stock Option shall be treated as outstanding until it is exercised in full or expires by reason of lapse of time.

                  (c) NOTICE AND PAYMENT. Stock Options granted hereunder shall
                      -------------------
be exercised by written notice delivered to the Corporation specifying the number of Option Shares with respect to which the Stock Option is being exercised, together with concurrent payment in full of the exercise price as hereinafter provided. If the Stock Option is being exercised by any person or persons other than the Optionee, said notice shall be accompanied by proof, satisfactory to the counsel for the Corporation, of the right of such person or persons to exercise the Stock Option. The Corporation's receipt of a notice of exercise without concurrent receipt of the full amount of the exercise price shall not be deemed an exercise of a Stock Option by an Optionee, and the Corporation shall have no obligation to an Optionee for any Option Shares unless and until full payment of the exercise price is received by the Corporation and all of the terms and provisions of the Plan and the related Stock Option agreement have been fully complied with.

               (d) PAYMENT OF EXERCISE PRICE. The exercise price of any Option
                   --------------------------
Shares purchased upon the proper exercise of a Stock Option shall be paid in full at the time of each exercise of a Stock Option in cash, (or bank, cashier's or certified check) and/or, with the prior written approval of the Stock Option Committee at or before the time of exercise, in Common Stock of the Corporation which, when added to the cash payment, if any, which has an aggregate Fair Market Value equal to the full amount of the exercise price of the Stock Option, or part thereof, then being exercised. Payment by an Optionee as provided herein shall be made in full concurrently with the Optionee's notification to the Corporation of his intention to exercise all or part of a Stock Option. If all or any part of a payment is made in shares of Common Stock as heretofore provided, such payment shall be deemed to have been made only upon receipt by the Corporation of all required share certificates, and all stock powers and all other required transfer documents necessary to transfer the shares of Common Stock to the Corporation.

               (e) MINIMUM EXERCISE. Not less than ten (10) Option Shares may be
                   -----------------
purchased at any one time upon exercise of a Stock Option unless the number of shares purchased is the total number which remains to be purchased under the Stock Option.

               (f) COMPLIANCE WITH LAW. No shares of Common Stock shall be
                   --------------------
issued upon exercise of any Stock Option, and an Optionee shall have no right or claim to such shares, unless and until: (i) payment in full as provided hereinabove has been received by the Corporation; (ii) in the opinion of the counsel for the Corporation, all applicable requirements of law and of regulatory bodies having jurisdiction over such issuance and delivery have been fully complied with; and (iii) if required by federal or state law or regulation, the Optionee shall have paid to the Corporation the amount, if any, required to be withheld on the amount deemed to be compensation to the Optionee as a result of the exercise of his or her Stock Option, or made other arrangements satisfactory to the Corporation, in its sole discretion, to satisfy applicable income tax withholding requirements.

               (g) REORGANIZATION. Notwithstanding any provision in any Stock
                   ---------------
Option Agreement pertaining to the time of exercise of a Stock Option, or part thereof, upon adoption by the requisite holders of the outstanding shares of Common Stock of any plan of dissolution, liquidation, reorganization, merger, consolidation or sale of all or substantially all of the assets of the Corporation to another corporation which would, upon consummation, result in termination of a Stock Option in accordance with Section 16 hereof, all Stock Options previously granted shall become immediately exercisable as to all unexercised Option Shares for such period of time as may be determined by the Stock Option Committee, but in any event not less than 30 days, on the condition that the terminating event described in Section 16 hereof is consummated. If such terminating event is not consummated, Stock Options granted pursuant to the Plan shall be exercisable in accordance with the terms of their respective Stock Option Agreements.

         9.    NONTRANSFERABILITY OF STOCK OPTIONS
               -----------------------------------

               Each Incentive Stock Option shall, by its terms, be nontransferable by the Optionee other than by will or the laws of descent and distribution and shall be exercisable during the Optionee's lifetime only by the Optionee. Each Non-Qualified Stock Option shall, by its terms, be nontransferable by the Optionee other than by will, the laws of descent and distribution or pursuant to a domestic relations order and shall be exercisable during the Optionee's lifetime only by the Optionee except pursuant to a domestic relations order.

         10.   CONTINUATION OF AFFILIATION
               ---------------------------

               Nothing contained in this Plan (or in any Stock Option Agreement) shall obligate the Corporation or any Subsidiary to employ or continue to employ or remain affiliated with any Optionee or any Eligible Participant for any period of time or interfere in any way with the right of the Corporation or a Subsidiary to reduce or increase the Optionee's or Eligible Participant's compensation.

         11.   CESSATION OF AFFILIATION
               ------------------------

               Except as provided in Section 12 hereof, if, for any reason other than disability or death, an Optionee ceases to be affiliated with the Corporation or a Subsidiary, the Stock Options granted to such Optionee shall expire on the expiration dates specified for said Stock Options at the time of their grant, or three (3) months after the Optionee ceases to be so affiliated, whichever is earlier. During such period after cessation of affiliation, such Stock Options shall be exercisable only as to those increments, if any, which had become exercisable as of the date on which such Optionee ceased to be affiliated with the Corporation or the Subsidiary, and any Stock Options or increments which had not become exercisable as of such date shall expire automatically on such date.

         12.   TERMINATION FOR CAUSE
               ---------------------

               If the Stock Option Agreement so provides and if an Optionee's employment by or affiliation with the Corporation or a Subsidiary is terminated for cause, the Stock Options granted to such Optionee shall automatically expire and terminate in their entirety immediately upon such termination; provided, however, that the Stock Option Committee may, in its sole discretion, within thirty (30) days of such termination, reinstate such Stock Options by giving written notice of such reinstatement to the Optionee. In the event of such reinstatement, the Optionee may exercise the Stock Options only to such extent, for such time, and upon such terms and conditions as if the Optionee had ceased to be employed by or affiliated with the Corporation or a Subsidiary upon the date of such termination for a reason other than cause, disability or death. Termination for cause shall include, but shall not be limited to, termination for malfeasance or gross misfeasance in the performance of duties or conviction of illegal activity in connection therewith and, in any event, the determination of the Stock Option Committee with respect thereto shall be final and conclusive.

         13.   DEATH OF OPTIONEE
               -----------------

               If an Optionee dies while employed by or affiliated with the Corporation or a Subsidiary, or during the three-month period referred to in
Section 11 hereof, the Stock Options granted to such Optionee shall expire on the expiration dates specified for said Stock Options at the time of their grant, or one (1) year after the date of such death, whichever is earlier. After such death, but before such expiration, subject to the terms and provisions of the Plan and the related Stock Option Agreements, the person or persons to whom such Optionee's rights under the Stock Options shall have passed by will or by the applicable laws of descent and distribution, or the executor or administrator of the Optionee's estate, shall have the right to exercise such Stock Options to the extent that increments, if any, had become exercisable as of the date on which the Optionee died.

         14.   DISABILITY OF OPTIONEE
               ----------------------

               If an Optionee is disabled while employed by or affiliated with the Corporation or a Subsidiary or during the three-month period referred to in
Section 11 hereof, the Stock Options granted to such Optionee shall expire on the expiration dates specified for said Stock Options at the time of their grant, or one (1) year after the date such disability occurred, whichever is earlier. After such disability occurs, but before such expiration, the Optionee or the guardian or conservator of the Optionee's estate, as duly appointed by a court of competent jurisdiction, shall have the right to exercise such Stock Options to the extent that increments, if any, had become exercisable as of the date on which the Optionee became disabled or ceased to be employed by or affiliated with the Corporation or a Subsidiary as a result of the disability. An Optionee shall be deemed to be "disabled" if it shall appear to the Stock Option Committee, upon written certification delivered to the Corporation of a qualified licensed physician, that the Optionee has become permanently and totally unable to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to result in the Optionee's death, or which has lasted or can be expected to last for a continuous period of not less than 12 months.

         15.   ADJUSTMENT UPON CHANGES IN CAPITALIZATION
               -----------------------------------------

               If the outstanding shares of Common Stock of the Corporation are increased, decreased, or changed into or exchanged for a different number or kind of shares or securities of the Corporation, through a reorganization, merger, recapitalization, reclassification, stock split, stock dividend, stock consolidation, or otherwise, without consideration to the Corporation, an appropriate and proportionate adjustment shall be made in the number and kind of shares as to which Stock Options may be granted. A corresponding adjustment changing the number or kind of Option Shares and the exercise prices per share allocated to unexercised Stock Options, or portions thereof, which shall have been granted prior to any such change, shall likewise be made. Such adjustments shall be made without change in the total price applicable to the unexercised portion of the Stock Option, but with a corresponding adjustment in the price for each Option Share subject to the Stock Option. Adjustments under this Section shall be made by the Stock Option Committee, whose determination as to what adjustments shall be made, and the extent thereof, shall be final and conclusive. No fractional shares of stock shall be issued or made available under the Plan on account of such adjustments, and fractional share interests shall be disregarded, except that they may be accumulated.

         16.   TERMINATING EVENTS
               ------------------

               Upon consummation of a plan of dissolution or liquidation of the Corporation, or upon consummation of a plan of reorganization, merger or consolidation of the Corporation with one or more corporations, as a result of which the Corporation is not the surviving entity, or upon the sale of all or substantially all the assets of the Corporation to another corporation, subject to the provisions of Section 8(g) hereof the Plan shall automatically terminate and all Stock Options theretofore granted shall be terminated, unless provision is made in connection with such transaction for assumption of Stock Options theretofore granted, or substitution for such Stock Options with new stock options covering stock of a successor employer corporation, or a parent or subsidiary corporation thereof, solely at the discretion of such successor corporation, or parent or subsidiary corporation, with appropriate adjustments as to number and kind of shares and prices.

         17.   AMENDMENT AND TERMINATION
               -------------------------

               The Board of Directors of the Corporation may at any time and from time to time suspend, amend, or terminate the Plan and may, with the consent of an Optionee, make such modifications of the terms and conditions of that Optionee's Stock Option as it shall deem advisable; provided that, except as permitted under the provisions of Section 15 hereof, no amendment or modification may be adopted without the Corporation having first obtained the approval of the holders of a majority of the Corporation's outstanding shares of Common Stock present, or represented, and entitled to vote at a duly held meeting of shareholders of the Corporation, or by written consent, if the amendment or modification would:

                  (a) materially increase the number of securities which may be issued under the Plan;

                  (b) materially increase the number of securities which may be issued at any time under the Plan to all directors who are not also officers or key employees of the Corporation or any Subsidiary;

                  (c) materially modify the requirements as to eligibility for participation in the Plan;

                  (d) increase or decrease the exercise price of any Stock Option granted under the Plan;

                  (e) increase the maximum term of Stock Options provided for herein;

                  (f) permit Stock Options to be granted to any person who is not an Eligible Participant; or

                  (g) change any provision of the Plan which would affect the qualification as an Incentive Stock Option under the internal revenue laws then applicable of any Stock Option granted as an Incentive Stock Option under the Plan.

               No Stock Option may be granted during any suspension of the Plan or after termination of the Plan. Amendment, suspension, or termination of the Plan shall not (except as otherwise provided in Section 15 hereof), without the consent of the Optionee, alter or impair any rights or obligations under any Stock Option theretofore granted.

         18.   RIGHTS OF ELIGIBLE PARTICIPANTS AND OPTIONEES
               ---------------------------------------------

               No Eligible Participant, Optionee or other person shall have any claim or right to be granted a Stock Option under this Plan, and neither this Plan nor any action taken hereunder shall be deemed to give or be construed as giving any Eligible Participant, Optionee or other person any right to be retained in the employ of the Corporation or any Subsidiary. Without limiting the generality of the foregoing, no person shall have any rights as a result of his or her classification as an Eligible Participant or Optionee, such classifications being made solely to describe, define and limit those persons who are eligible for consideration for privileges under the Plan.

         19. PRIVILEGES OF STOCK OWNERSHIP; REGULATORY LAW COMPLIANCE; NOTICE OF SALE
               ----------------------------------------------------------------

               No Optionee shall be entitled to the privileges of stock ownership as to any Option Shares not actually issued and delivered. No Option Shares may be purchased upon the exercise of a Stock Option unless and until all then applicable requirements of all regulatory agencies having jurisdiction and all applicable requirements of the securities exchanges upon which securities of the Corporation are listed (if any) shall have been fully complied with. The Optionee shall, not more than thirty (30) days after each sale or other disposition of shares of Common Stock acquired pursuant to the exercise of Stock Options, give the Corporation notice in writing of such sale or other disposition.

         20.   EFFECTIVE DATE OF THE PLAN
               --------------------------

               The Plan shall be deemed adopted as of March 25, 1998, and shall be effective immediately, subject to approval of the Plan by the holders of at least a majority of the Corporation's outstanding shares of Common Stock.

         21.   TERMINATION
               -----------

               Unless previously terminated as aforesaid, the Plan shall terminate ten (10) years from the earliest date of: (i) adoption of the Plan by the Board of Directors of the Corporation; or (ii) approval of the Plan by holders of at least a majority of the outstanding shares of Common Stock. No Stock Options shall be granted under the Plan thereafter, but such termination shall not affect any Stock Option theretofore granted.

         22.   OPTION AGREEMENT
               ----------------

               Each Stock Option granted under the Plan shall be evidenced by a written Stock Option Agreement executed by the Corporation and the Optionee, and shall contain each of the provisions and agreements herein specifically required to be contained therein, and such other terms and conditions as are deemed desirable by the Stock Option Committee and are not inconsistent with this Plan.


         23.   STOCK OPTION PERIOD
               -------------------

               Each Stock Option and all rights and obligations thereunder shall expire on such date as the Stock Option Committee may determine, but not later than ten (10) years from the date such Stock Option is granted, and shall be subject to earlier termination as provided elsewhere in this Plan.

         24.   EXCULPATION AND INDEMNIFICATION OF STOCK OPTION COMMITTEE
               ---------------------------------------------------------

               In addition to any applicable coverage under any directors and officers liability or similar insurance policy, the present, former and future members of the Stock Option Committee, and each of them, who is or was a director, officer or employee of the Corporation shall be indemnified by the Corporation to the extent authorized in and permitted by the Corporation's Certificate of Incorporation, and/or Bylaws in connection with all actions, suits and proceedings to which they or any of them may be a party by reason of any act or omission of any member of the Stock Option Committee under or in connection with the Plan or any Stock Option granted thereunder.

         25.   AGREEMENT AND REPRESENTATIONS OF OPTIONEE
               -----------------------------------------

               Unless the shares of Common Stock covered by this Plan have been registered with the Securities and Exchange Commission pursuant to the registration requirements under the Securities Act of 1933, each Optionee shall:
(i) by and upon accepting a Stock Option, represent and agree in writing, in the form of the letter attached hereto as Exhibit "A," for himself or herself and his or her transferees by will or the laws of descent and distribution, that the Option Shares will be acquired for investment purposes and not for resale or distribution; and (ii) by and upon the exercise of a Stock Option, or a part thereof, furnish evidence satisfactory to counsel for the Corporation, including written and signed representations in the form of the letter attached hereto as Exhibit "B," to the effect that the Option Shares are being acquired for investment purposes and not for resale or distribution, and that the Option Shares being acquired shall not be sold or otherwise transferred by the Optionee except in compliance with the registration provisions under the Securities Act of 1933, as amended, or an applicable exemption therefrom. Furthermore, the Corporation, at its sole discretion, to assure itself that any sale or distribution by the Optionee complies with this Plan and any applicable federal or state securities laws, may take all reasonable steps, including placing stop transfer instructions with the Corporation's transfer agent prohibiting transfers in violation of the Plan and affixing the following legend (and/or such other legend or legends as the Stock Option Committee shall require) on certificates evidencing the shares:

               "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO THEM UNDER THE ACT OR A WRITTEN OPINION OF COUNSEL FOR THE HOLDER THEREOF, WHICH OPINION SHALL BE ACCEPTABLE TO PROFESSIONAL BANCORP, THAT REGISTRATION IS NOT REQUIRED."

At any time that an Optionee contemplates the disposition of any of the Option Shares (whether by sale, exchange, gift or other form of transfer), he or she shall first notify the Corporation of such proposed disposition and shall thereafter cooperate with the Corporation in complying with all applicable requirements of law which, in the opinion of counsel for the Corporation, must be satisfied prior to the making of such disposition. Before consummating such disposition, the Optionee shall provide to the Corporation an opinion of Optionee's counsel, of which both such opinion and such counsel shall be satisfactory to the Corporation, that such disposition will not result in a violation of any state or federal securities laws or regulations. The Corporation shall remove any legend affixed to certificates for Option Shares pursuant to this Section if and when all of the restrictions on the transfer of the Option Shares, whether imposed by this Plan or federal or state law, have terminated.



         26.   NOTICES
               -------

               All notices and demands of any kind which the Stock Option Committee, any Optionee, Eligible Participant, or other person may be required or desires to give under the terms of this Plan shall be in writing and shall be delivered in hand to the person or persons to whom addressed (in the case of the Stock Option Committee, with the Chief Executive Officer, Chief Financial Officer or Secretary of the Corporation), by leaving a copy of such notice or demand at the address of such person or persons as may be reflected in the records of the Corporation, or by mailing a copy thereof, properly addressed as above, by certified or registered mail, postage prepaid, with return receipt requested. Delivery by mail shall be deemed made upon receipt by the notifying party of the return receipt request acknowledging receipt of the notice or demand.

         27.   LIMITATION ON OBLIGATIONS OF THE CORPORATION
               --------------------------------------------

               All obligations of the Corporation arising under or as a result of this Plan or Stock Options granted hereunder shall constitute the general unsecured obligations of the Corporation, and not of the Board of Directors of the Corporation, any member thereof, the Stock Option Committee, any member thereof, any officer of the

Corporation, or any other person or any Subsidiary, and none of the foregoing, except the Corporation, shall be liable for any debt, obligation, cost or expense hereunder.

         28.   LIMITATION OF RIGHTS
               --------------------

               The Stock Option Committee, in its sole and absolute discretion, is entitled to determine who, if anyone, is an Eligible Participant under this Plan, and which, if any, Eligible Participant shall receive any grant of a Stock Option. No oral or written agreement by any person on behalf of the Corporation relating to this Plan or any Stock Option granted hereunder is authorized, and such may not bind the Corporation or the Stock Option Committee to grant any Stock Option to any person.

         29.   SEVERABILITY
               ------------

               If any provision of this Plan as applied to any person or to any circumstance shall be adjudged by a court of competent jurisdiction to be void, invalid, or unenforceable, the same shall in no way affect any other provision hereof, the application of any such provision in any other circum- stances, or the validity or enforceability hereof.

         30.   CONSTRUCTION
               ------------

               Where the context or construction requires, all words applied in the plural herein shall be deemed to have been used in the singular and vice versa, and the masculine gender shall include the feminine and the neuter and vice versa.


         31.   HEADINGS
               --------

               The headings of the several paragraphs herein are inserted solely for convenience of reference and are not intended to form a part of and are not intended to govern, limit or aid in the construction of any term or provision hereof.

         32.   SUCCESSORS
               ----------

               This Plan shall be binding upon the respective successors, assigns, heirs, executors, administrators, guardians and personal representatives of the Corporation and Optionees.



         33.   GOVERNING LAW
               -------------

               To the extent not governed by the laws of the United States, this Plan shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

         34.   CONFLICT
               --------

               In the event of any conflict between the terms and provisions of this Plan, and any other document, agreement or instrument, including, without meaning any limitation, any Stock Option Agreement, the terms and provisions of this Plan shall control.



                            *  *  *  *  *  *  *  *

                                   EXHIBIT "A"



                                                   ------------, 19--

Professional Bancorp
606 Broadway
Santa Monica, California  90401

Gentlemen:

         On this day of , 19 , the undersigned has received, pursuant to the Professional Bancorp 1998 Stock Option Plan (the "Plan") and the Stock Option Agreement (the "Agreement") by and between Professional Bancorp (the "Corporation") and the undersigned, dated , 19 an option to purchase shares of the no par value common stock of Professional Bancorp (the "Stock").

         In consideration of the grant of such option by Professional Bancorp:

         1. I hereby represent and warrant to you that the Stock to be acquired pursuant to the option will be acquired by me in good faith and for my own personal account, and not with a view to distributing the Stock to others or otherwise reselling the stock in violation of the Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder.

         2. I hereby acknowledge and agree that: (a) the Stock to be acquired by me pursuant to the Plan has not been registered and that there is no obligation on the part of Professional Bancorp to register such Stock under the Securities Act of 1933, as amended, and the rules and regulations thereunder; and (b) the Stock to be acquired by me will not be freely tradeable unless the Stock is either registered under the Securities Act of 1933, as amended, or the holder presents a legal opinion acceptable to Professional Bancorp that the transfer will not violate the federal securities laws.

         3. I understand that the Corporation is relying upon the truth and accuracy of the representations and agreements contained herein in determining to grant such options to me and upon subsequently issuing any Stock pursuant to the Plan without Professional Bancorp first registering the same under the Securities Act of 1933, as amended.


         4. I understand that the certificate evidencing the Stock to be issued pursuant to the Plan will contain a legend upon the face thereof to the effect that the Stock is not registered under the Securities Act of 1933 and that stop transfer orders will be placed against the shares with Professional Bancorp's transfer agent.

         5. In further consideration for the grant of an option to purchase Stock of Professional Bancorp, the undersigned hereby agrees to indemnify you and hold you harmless against all liability, cost, or expenses (including reasonable attorney's fees) arising out of or as a result of any distribution or resale of shares of Stock issued by the undersigned in violation of the securities laws. The agreements contained herein shall inure to the benefit of and be binding upon the respective legal representatives, successors and assigns of the undersigned and Professional Bancorp.

                                      Very truly yours,

                                     -------------------------------------------
                                     (Signature)

                                     -------------------------------------------
                                     (Type or Print Name)

                                   EXHIBIT "B"


Professional Bancorp
___________________, 199_
Page 1





                                                  -----------, 19--



Professional Bancorp
606 Broadway
Santa Monica, California  90401

Gentlemen:

         On this day of ----------, 19--, the undersigned has acquired, pursuant to the Professional Bancorp 1998 Stock Option Plan (the "Plan") and the Stock Option Agreement (the "Agreement") by and between Professional Bancorp (the "Corporation") and the undersigned, dated -----------, 19--, ( ) shares of the no par value Common Stock of Professional Bancorp (the "Stock"). In consideration of the issuance by Professional Bancorp to the undersigned of said shares of its Common Stock:

         1. I hereby represent and warrant to you that the Stock is being acquired by me in good faith for my own personal account, and not with a view to distributing the Stock to others or otherwise reselling the Stock in violation of the Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder.

         2. I hereby acknowledge and agree that: (a) the Stock being acquired by me pursuant to the Plan has not been registered and that there is no obligation on the part of Professional Bancorp to register such Stock under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder; and (b) the Stock being acquired by me is not freely tradeable and must be held by me for investment purposes unless the Stock is either registered under the Securities Act of 1933 or transferred pursuant to an exemption from such registration, as accorded by the Securities Act of 1933 and under the rules and regulations promulgated thereunder. I further represent and acknowledge that I have been informed by legal counsel in connection with said Plan of the restrictions on my ability to transfer the Stock and that I understand the scope and effect of those restrictions.

         3. I understand that the effects of the above representations are the following: (i) that the undersigned does not presently intend to sell or otherwise dispose of all or any part of the shares of the Stock to any person or entity Professional Bancorp except in compliance with the terms described above, in the Plan and in the Agreement; and (ii) that the Corporation is relying upon the truth and accuracy of the representations and agreements contained herein in issuing said shares of the Stock to me without first registering the same under the Securities Act of 1933, as amended.

         4. I hereby agree that the certificate evidencing the Stock may contain the following legend stamped upon the face thereof to the effect that the Stock is not registered under the Securities Act of 1933, as amended, and that the Stock has been acquired pursuant to the representations and restrictions in this letter, the Plan and in the Agreement:

               "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO THEM UNDER THE ACT OR A WRITTEN OPINION OF COUNSEL FOR THE HOLDER HEREOF, WHICH OPINION SHALL BE ACCEPTABLE TO PROFESSIONAL BANCORP THAT REGISTRATION IS NOT REQUIRED."

         5. I hereby agree and understand that the Corporation will place a stop transfer notice with its stock transfer agent to ensure that the restrictions on transfer described herein will be observed.

         6. In further consideration of the issuance of the Stock, the undersigned does hereby agree to indemnify you and hold you harmless against all liability, costs, or expenses (including reasonable attorney's fees) arising out of or as a result of any distribution or resale by the undersigned of any of the Stock. The Agreements contained herein shall inure to the benefit of and be binding upon the respective legal representatives, successors and assigns of the undersigned and Professional Bancorp.

                                                Very truly yours,



                                                --------------------------------
                                                (Signature)



                                                 -------------------------------
                                                 (Type or Print Your Name)







                                      - 2 -